                                                                    EXHIBIT 20.1



                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class A-1

====================================================================================================================================


Original Principal Balance                                                                267,000,000.00


                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                          TOTALS                   BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     267,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   210,241,404.92              787.420992

                                         Pool Factor                                            0.787421

PRINCIPAL DISTRIBUTION AMOUNT:

              Principal Distribution Amount                            56,758,595.08                                  212.579008

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  979,000.00                                    3.666667
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                         979,000.00                                    3.666667

              Interest Distribution Amount                                979,000.00                                    3.666667
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class A-2

====================================================================================================================================


Original Principal Balance                                                                375,000,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                          TOTALS                    BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     375,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   375,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                1,628,229.17                                    4.341944
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                       1,628,229.17                                    4.341944

              Interest Distribution Amount                              1,628,229.17                                    4.341944
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class A-3

====================================================================================================================================


Original Principal Balance                                                                510,000,000.00


                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                          TOTALS                    BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     510,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   510,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                2,492,058.33                                    4.886389
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                       2,492,058.33                                    4.886389

              Interest Distribution Amount                              2,492,058.33                                    4.886389
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class A-4

====================================================================================================================================


Original Principal Balance                                                                224,000,000.00


                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                          TOTALS                     BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     224,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   224,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                1,179,920.00                                    5.267500
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                       1,179,920.00                                    5.267500

              Interest Distribution Amount                              1,179,920.00                                    5.267500
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class B-1

====================================================================================================================================


Original Principal Balance                                                                 60,000,000.00


                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                    BALANCE

              Principal Amount of Notes as of Prior Distribution Date                      60,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    60,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  305,433.33                                    5.090556
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                         305,433.33                                    5.090556

              Interest Distribution Amount                                305,433.33                                    5.090556
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class C-1

====================================================================================================================================


Original Principal Balance                                                                 64,000,000.00


                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                    BALANCE

              Principal Amount of Notes as of Prior Distribution Date                      64,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    64,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  332,764.44                                    5.199444
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                         332,764.44                                    5.199444

              Interest Distribution Amount                                332,764.44                                    5.199444
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005
                                    Class D-1

====================================================================================================================================


Original Principal Balance                                                                 52,000,000.00


                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                    BALANCE

              Principal Amount of Notes as of Prior Distribution Date                      52,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    52,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Principal Distribution Amount                                     0.00                                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  289,481.11                                    5.566944
              Plus: Prior Interest Carryover                                    0.00                                    0.000000
                                                                    ----------------
              Total Interest Distributable Amount                         289,481.11                                    5.566944

              Interest Distribution Amount                                289,481.11                                    5.566944
                                                                    ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                           1,547,050,277.10

              Overcollateralization Amount                             51,808,872.18

              Servicing Fee                                             1,881,997.00                                    0.001176

              Spread Account                                            8,000,000.00
              Net Change in Spread Account                                      0.00

              Net Collections                                          65,833,050.84

              Aggregate Principal Balance of Delinquent Contracts         201,721.45

              Aggregate Excess Spread Amount                                      --
              Total Initial Spread Deposit Repayment                              --
                                                                    ----------------
              Certificate Distributable Amount (LTD)                              --
                                                                    ================


====================================================================================================================================